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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 13, 2002


                                EMCOR GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                      0-2315                 11-2125338
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE          (IRS EMPLOYER
         INCORPORATION)                   NUMBER)            IDENTIFICATION NO.)



                     101 MERRITT SEVEN
                        NORWALK, CT                             06851
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 849-7800

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 1, 2002, EMCOR-CSI Holding Co., a Delaware corporation and a wholly-owned subsidiary of EMCOR Group, Inc., a Delaware corporation, acquired from Comfort Systems USA, Inc., a Delaware corporation, all the ownership interests in CSUSA Holdings, LLC, a Delaware limited liability company ("Comfort"). Comfort owns all the capital stock of and ownership interests in 19 entities. (Such entities and Comfort are collectively referred to herein as the "Comfort Systems Subsidiaries"). This Form 8-K/A is being filed for the purpose of providing the required pro forma financial information and the audited combined financial statements for the Comfort Systems Subsidiaries for the year ended December 31, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     The audited combined financial statements for the year ended December 31, 2001, for the Comfort Systems Subsidiaries, including the related auditors' report, are included as Exhibit 99.2.

(B) PRO FORMA FINANCIAL INFORMATION.

     The required unaudited pro forma condensed combined financial information, which reflects the acquisition of the Comfort Systems Subsidiaries, are included as Exhibit 99.3 hereto.

(C)  EXHIBITS.

     2.1 Purchase Agreement, dated as of February 11, 2002, by and among Comfort Systems USA, Inc. and EMCOR-CSI Holding Co., a wholly-owned subsidiary of EMCOR Group, Inc. ("EMCOR") (filed as Exhibit 2.1 to EMCOR's Current Report on Form 8-K, dated as of February 14, 2002 and incorporated herein by reference.)

     23  Consent of Arthur Andersen LLP

     99.1 Press Release dated March 4, 2002 (filed as Exhibit 99.1 to EMCOR's Current Report on Form 8-K, dated as of March 13, 2002 and incorporated herein by reference).

     99.2 The audited combined financial statements for the year ended December 31, 2001 for the Comfort Systems Subsidiaries, including the related auditors' report.

     99.3 Unaudited pro forma condensed combined financial information, which reflects the acquisition of the Comfort Systems Subsidiaries.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   EMCOR GROUP, INC.


Dated: May 13, 2002                                By: /s/ Mark A. Pompa
                                                   --------------------------
                                                   Name: Mark A. Pompa
                                                   Title: Vice President
                                                          and Controller
                                                          (Principal Accounting
                                                          Officer)




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                                  EXHIBIT INDEX


EXHIBIT  DESCRIPTION
-------  -----------

2.1 Purchase Agreement, dated as of February 11, 2002, by and among Comfort Systems USA, Inc. and EMCOR-CSI Holding Co., a wholly-owned subsidiary of EMCOR Group, Inc. ("EMCOR") (filed as Exhibit 2.1 to EMCOR's Current Report on Form 8-K, dated as of February 14, 2002 and incorporated herein by reference.)

23       Consent of Arthur Andersen LLP

99.1 Press Release dated March 4, 2002 (filed as Exhibit 99.1 to EMCOR's Current Report on Form 8-K, dated as of March 13, 2002 and incorporated herein by reference.)

99.2 The audited combinbed financial statements for the year ended December 31, 2001 for the Comfort Systems Subsidiaries, including the related auditors' report.

99.3     Unaudited pro forma condensed  combined  financial  information,  which
         reflects   the   acquisition   of  certain  of  the   Comfort   Systems
         Subsidiaries.




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